Investor Presentation and Supplemental Information June 2026 Exhibit 99.1

Investor Presentation and Supplemental Information | June 20261 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Disclaimer 242, 242, 242 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Presentation and Supplemental Information | June 20262 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Table of Contents 242, 242, 242 Operating Update 3 Annual Portfolio Update 5 Investment Highlights 7 Portfolio Review 11 Leverage & Liquidity 20 Peer Comparison 23 Commitment to ESG 26 Financials 28 Glossary 34

Investor Presentation and Supplemental Information | June 20263 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Healthy Net Lease Portfolio1 • Stable Portfolio: 99.7% leased; same-store rent growth has averaged 1.5% over the last four quarters • Strong Coverage: Unit-level coverage of 3.5x with ~99% of ABR required to report unit-level P&Ls • De Minimis Lease Expiration Risk: Only 2.8% of ABR (3.2x coverage) expiring through 2028 • Fungible & Diversified: Average asset size is $3.0mm; Top 10 tenants represent just 15.8% of ABR Well Positioned Balance Sheet And Liquidity • Balance Sheet Strength: In 2Q'26, raised ~$5mm of common equity, leaving total unsettled forward equity of ~$548mm as of May 28, 2026 • Investment Grade Balance Sheet: Asset base is 100% unencumbered with no secured debt • Low Leverage2: Proforma Net Debt / Annualized Adjusted EBITDAre of 3.5x at 1Q'26-end • Excellent Liquidity2: ~$1.5bn of pro forma liquidity • Well-Laddered Low-Cost Debt: Weighted average debt maturity is 4.0 years, and weighted average interest rate is 4.22% Consistent & Disciplined External Growth • Investment Activity Remains Healthy at Attractive Cap Rates: Closed investments of ~$58 million3 in 2Q'26 to date and ~$371mm under PSA or LOI4, with 2Q'26 expected cash yield of ~7.7% • Accretive Capital Recycling: With ~$29 million of dispositions3 closed in 2Q'26 to date at 6.8% cash yield and ~$59mm under PSA4 at 6.8% yield, continue to selectively recycle capital at attractive prices 1. As of March 31, 2026. 2. Pro forma adjustments made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled on March 31, 2026. 3. Completed investments and dispositions from April 1, 2026 through May 28, 2026. Includes transaction costs. 4. As of May 28, 2026, we were party to purchase and sale agreements, letters of intent or similar agreements relating to potential investments and purchase and sale agreements relating to potential dispositions. There can be no assurance that these investments and dispositions will be completed. Operating Update Continuing to Execute Our Business Plan

Investor Presentation and Supplemental Information | June 20264 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 NAREIT Conference Annual Portfolio Update

Investor Presentation and Supplemental Information | June 20265 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 EPRT portfolio has experienced just ~28 bps in annualized lost rent since inception Industry Type % of ABR (3/31/2026) Annualized Default Rate Impacted ABR Nominal ABR Loss Percentage ABR Loss Annualized Rent Loss Service 78.5% 1.0% $36.1 $7.3 20% 19 bps Experience 14.0% 0.9% $6.2 2.6 42% 39 bps Other Industrial/ Building Materials 3.7% 0.5% $0.9 $0.3 39% 12 bps Subtotal 96.2% 0.9% $43.2 $10.2 23% 22 bps Retail 3.8% 3.7% $5.9 $3.3 55% 188 bps Total 100.0% 1.0% $49.1 $13.5 27% 28 bps Note: Rent loss statistics calculated from inception in 2016 through May 2026. Annualized Default Rate defined as an annualized frequency of tenant rent defaults. Percentage ABR Loss defined as adjusted rental loss in default events. Source: Moody’s Annual Default Study 2023; BBB– corporate bonds averaged ~50 bps annualized default rate from 1983-2022 with an average senior unsecured bond recovery rate of ~42% for a calculated annualized credit loss of 30 bps. Long-term annual default rates per Goldman Sachs 25-year estimates. A x BA B Credit Losses More Than Fully Offset by Annual Rent EscalationDefault Rates Compare Favorably to Corporate Credit Investments Annual Portfolio Performance Snapshot Historical portfolio rent loss experience comparable to investment grade corporate bonds

Investor Presentation and Supplemental Information | June 20266 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Investment Highlights

Investor Presentation and Supplemental Information | June 20267 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 BBB/BBB/ Baa2 Investment Grade Rated • Originating bespoke capital solutions, 100% structured as Sale-Leasebacks in 1Q'26 • Focused on core industries in the net lease sector, intentionally selected for e-commerce resilience • Granular focus on fungible properties in essential consumer industries with ~92%2 in the service and experiential sectors Investment Highlights Differentiated Model Built for Higher Growth with Lower Risk, Addressing a Large and Underserved Marketplace 242, 242, 242 14.6 Years Weighted Average Lease Term (WALT)2 3.5x Average Unit-Level Rent Coverage2 $3.0mm Average Investment per Property2 3.5x Net Debt to Annualized Adjusted EBITDAre3 $7.8B Undepreciated Gross Assets2 Higher Growth with Methodical Deployment • Consistent sector leading annual AFFO growth of ~9%1 per share since 2019 • Methodically expanding the pipeline with compelling risk-adjusted returns through relationship- driven sourcing, highlighted by 57% repeat business in 1Q'26 • Size enables platform efficiency while facilitating growth off a smaller base of ~$7.8bn of assets2 Lower Reliance on Capital Markets • Low leverage with PF Net Debt / Annualized Adjusted EBITDAre of 3.5x3 • Conservative payout ratio of 62%2 results in ~$160mm annualized retained free cash flow2 • No debt maturities until 2027 with a weighted average maturity of 4.0 years2 Focused, Differentiated Investment Strategy Large, Growing Addressable Market • More than 200,000 businesses in the middle market, generating 1/3 of US GDP • Growth in sponsor activity among the middle market with tenants focusing on increasing store count • Structural changes in banking system driving tighter lending conditions, creating secular demand for private credit solutions Operational and Financial Highlights 1. AFFO growth calculated from 2019 to 2025. 2. As of March 31, 2026. 3. Pro forma adjustments made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled on March 31, 2026.

Investor Presentation and Supplemental Information | June 20268 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Historical Credit Performance Comparable to Investment Grade (BBB-) Bonds1 Disciplined Underwriting Approach — Four Key Risk Mitigants Provide Downside Protection Business Concept & Unit-Level Profitability Real Estate Underwriting Portfolio Construction and Industry Selection Tenant Corporate Credit Analysis High Unit-Level Coverage Conservative rental rates and cash flow cushions provide a margin of safety Profitable Units Are Vital for the Operator Unit revenue production and low rental rates enhance the probability of a lease affirmation in adverse scenarios Fungible Property Investments Liquidity in transaction and leasing markets is more favorable for smaller properties, driving better recovery rates Comprehensive Real Estate Analysis Focus on investing at attractive cost basis: discount to replacement cost and comparable transactions Thorough Credit Analysis of New Tenants Leveraging data insights from our existing tenants, with 99.0%2 reporting financial data on a regular basis Meticulous Diligence Process Underwriting teams constantly improving pre-closing processes Carefully Curated Industries Focused on growth-oriented operators in our targeted e-commerce resilient service industries Disciplined Portfolio Construction Diversification provides further risk mitigation, with our top 10 tenants representing just 15.8%2 of Cash ABR Since Inception3 ~30 bps annualized credit loss 1. Moody’s Annual Default Study 2023; BBB– corporate bonds averaged ~50 bps annualized default rate from 1983-2022 with an average senior unsecured bond recovery rate of ~42% for a calculated annualized credit loss of 30 bps. 2. Based on Cash ABR as of March 31, 2026. 3. Rent loss statistics based on most recent portfolio credit study (calculated from inception in 2016 through May 2026).

Investor Presentation and Supplemental Information | June 20269 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Historical Portfolio Performance Durable Cash Flow Profile Backed by Strong Occupancy and Internal Growth Minimal Historical Vacancy Reflects Portfolio Stability Consistent Same-Store Rent Growth (% Change Yr/Yr in Same Store Rent)(Count of Total and Vacant Properties) Consistently High Portfolio Occupancy Rates (Occupancy as % of Total Portfolio by Property Count) • Steady Portfolio Operating Performance: Healthy occupancy trends since inception reflect the resilient nature of the portfolio. • Limited Vacant Properties as Portfolio Scales: Vacant properties have remained limited even as the portfolio has scaled meaningfully since IPO, underscoring disciplined asset management. • Consistent Same-Store Growth: Excluding the pandemic period, average same-store rent growth has remained consistent at 1.6% since IPO. Avg. Since IPO: 3 Avg. Since IPO: 0.8% Vacant Properties Total Properties 2Q 18 4Q 18 2Q 19 4Q 19 2Q 20 4Q 20 2Q 21 4Q 21 2Q 22 4Q 22 2Q 23 4Q 23 2Q 24 4Q 24 2Q 25 4Q 25 0 5 10 15 20 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2Q 18 4Q 18 2Q 19 4Q 19 2Q 20 4Q 20 2Q 21 4Q 21 2Q 22 4Q 22 2Q 23 4Q 23 2Q 24 4Q 24 2Q 25 4Q 25 98.0% 98.5% 99.0% 99.5% 100.0% 2Q 18 4Q 18 2Q 19 4Q 19 2Q 20 4Q 20 2Q 21 4Q 21 2Q 22 4Q 22 2Q 23 4Q 23 2Q 24 4Q 24 2Q 25 4Q 25 (4.0)% (3.0)% (2.0)% (1.0)% —% 1.0% 2.0% Avg. Since IPO: 99.8% Avg. Since IPO (Ex- COVID): 1.6%

Investor Presentation and Supplemental Information | June 202610 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227

Investor Presentation and Supplemental Information | June 202611 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 242, 242, 242 1. As of March 31, 2026 2. Includes 150 properties that secure mortgage loans receivable. 3. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. March 31, 2026 Investment Properties (#)2 2,417 Square Footage (mm) 27.3 Weighted Average Remaining Lease Term (Years) 14.6 Weighted Average Annual Escalations 1.7 % Master Leases (% of Cash ABR) 65.3 % Sale-Leaseback (% of Cash ABR)3 90.1 % Unit-Level Rent Coverage 3.5x Unit-Level Financial Reporting (% of Cash ABR) 99.0 % Leased (%) 99.7 % Top 10 Tenants (% of Cash ABR) 15.8 % Top 20 Tenants (% of Cash ABR) 26.0 % Average Investment Per Property ($mm) $3.0 New Vintage Portfolio Focused on Targeted Industries Disciplined Investing Focused on Service-Oriented and Experience-Based Businesses with Unit-Level Reporting Portfolio Highlights • E-Commerce Resistant1: • Focused on Core Industries: • Long WALT Limits Near-Term Cash Flow Erosion1: • Highly Transparent with No Legacy Issues1: ~92% of cash ABR comes from service-oriented and experience-based tenants Results in greater sector expertise and more efficient asset management 2.8% of our ABR expires through 2028 99.0% unit-level reporting; investment program started in June 2016 Tenant Industry Diversification

Investor Presentation and Supplemental Information | June 202612 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Top 10 Tenants1 Properties2 % of Cash ABR 57 3.2% 33 1.9% 8 1.5% 13 1.4% 5 1.4% 13 1.4% 32 1.3% 21 1.3% 19 1.2% 20 1.2% Top 10 Tenants 221 15.8% Total 2,409 100% 1. Represents tenant, guarantor or parent company. 2. Property count includes 150 properties that secure mortgage loans receivable, but excludes seven vacant properties and one undeveloped land parcel. 3. Calculation excludes seven vacant properties, one undeveloped land parcel, properties with no annualized base rent, and properties under construction. 4. Allsup's: Tenant is BW Ultimate Parent, LLC, which operates Allsup's and YesWay branded convenience stores. Crunch Fitness: Tenant is Undefeated Tribe, a franchisee of the concept. Primrose Schools: Tenant is Early Foundations LLC, a franchisee of the concept. Portfolio Summary Tenant and Industry Diversification 242, 242, 242 Top 10 Tenants Diversification by Industry Tenant Industry Type of Business Cash ABR ($'000s) % of Cash ABR # of Properties2 Building SqFt3 Rent Per SqFt3 Car Washes Service $ 76,163 13.0% 220 1,083,076 $ 69.91 Medical / Dental Service 71,183 12.2% 281 2,293,824 29.99 Early Childhood Education Service 63,408 10.9% 256 2,781,513 22.56 Quick Service Service 49,545 8.5% 466 1,249,440 39.94 Automotive Service Service 48,759 8.3% 317 2,480,130 19.50 Convenience Stores Service 37,117 6.4% 177 773,083 48.65 Casual Dining Service 33,972 5.8% 130 923,447 36.79 Equipment Rental and Sales Service 28,650 4.9% 100 1,982,691 14.45 Other Services Service 18,046 3.1% 72 912,573 19.78 Family Dining Service 16,361 2.8% 99 555,326 29.65 Pet Care Services Service 7,835 1.3% 35 294,841 25.59 Service Subtotal 451,039 77.2% 2,153 15,329,944 29.19 Entertainment Experience 54,883 9.4% 74 2,632,159 19.55 Health and Fitness Experience 24,548 4.2% 47 1,787,385 13.14 Movie Theaters Experience 4,436 0.8% 6 293,206 15.13 Experience Subtotal 83,867 14.4% 127 4,712,750 16.85 Other Industrial Industrial 29,297 5.0% 63 4,103,188 7.00 Building Materials Industrial 4,808 0.8% 24 1,297,669 3.71 Industrial Subtotal 34,105 5.8% 87 5,400,857 6.22 Grocery Retail 14,737 2.5% 41 1,635,542 9.01 Home Furnishings Retail 418 0.1% 1 26,250 15.92 Retail Subtotal 15,155 2.6% 42 1,661,792 9.12 Total/Weighted Average $ 584,166 100% 2,409 27,105,343 $ 21.23 4 4 4

Investor Presentation and Supplemental Information | June 202613 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Diversified Portfolio – Our Tenants Identify the Location of Opportunities Geographical Diversity is an Output of our Strategy • Geographic Diversity1 ~78% of Total Cash ABR comes from Top 21 States (States with >2.0% of our total ABR) ~50% of Total Cash ABR comes from Sunbelt states, as our tenants increasingly seek to expand their businesses in higher-growth markets % of Total ABR1 >0.0% to 0.9% 1.0% to 1.9% 2.0% to 2.9% 3.0% to 3.9% ≥ 4.0% 2.3% 13.1% 3.0% 3.7% 2.0% 4.5% 2.4% 3.0% 3.3% 5.2% 3.2% 6.2%2.6% 7.3% 2.3% 3.1% 2.4% 1. As of March 31, 2026. 2.3% 2.2% 2.1% 2.0%

Investor Presentation and Supplemental Information | June 202614 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Net Investment Activity Investment Summary 242, 242, 242 1. Includes investments in mortgage loans receivable. 2. As a percentage of cash ABR for the quarter. 3. Includes investments in mortgage loan receivables collateralized by more than one property. 4. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Investments1 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 Number of Transactions 35 37 37 21 25 35 34 22 Property Count 83 57 78 48 77 87 58 126 Avg. Investment per Unit (in 000s) $3,393 $4,102 $3,281 $5,453 $3,971 $3,849 $4,588 $2,887 Cash Cap Rate 8.0% 8.1% 8.0% 7.8% 7.9% 8.0% 7.7% 7.7 % GAAP Cap Rate 9.1% 9.1% 9.2% 9.4% 9.7% 10.0% 9.1% 8.8 % Weighted Average Lease Escalation 1.9% 1.8% 2.1% 1.8% 2.0% 1.8% 2.2% 2.2% 2.3% 2.0% 1.8 % Master Lease %2,3 76% 57% 69% 71% 69% 76% 76% 49 % Sale-Leaseback %2,4 100% 89% 100% 90% 93% 97% 100% 100 % Existing Relationship %2 82% 79% 79% 86% 88% 70% 85% 57% % of Financial Reporting2 100% 100% 100% 100% 100% 100% 100% 100 % Rent Coverage Ratio 3.0x 4.7x 3.4x 3.0x 3.4x 5.9x 4.7x 3.1x Lease Term Years 17.8 17.2 17.7 17.5 19.5 18.6 19.4 17.7 $333,910 $307,615 $333,435 $307,706 $334,041 $369,848 $295,814 $388,632 $120,000 $160,000 $200,000 $240,000 $280,000 $320,000 $360,000 $400,000 In ve st m en t A ct iv ity ($ 00 0s )

Investor Presentation and Supplemental Information | June 202615 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Net Investment Activity Disposition Summary 242, 242, 242 1. Includes the impact of transaction costs. 2. Gains/(losses) based on our initial purchase price. 3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. 4. Excludes properties sold pursuant to an existing tenant purchase option or properties purchased by the tenant. 5. Property count excludes dispositions of undeveloped land parcels or dispositions where only a portion of the owned parcel was sold. Dispositions 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 Realized Gain/(Loss) 1,2 (49.0) % (25.5) % (2.1) % 9.3% (17.8) % (18.9) % (2.1) % (20.9) % Cash Cap Rate on Leased Assets 3,4 7.3% 6.8% 7.0% 6.9% 7.3% 6.6% 6.9% 6.9 % Leased Properties Sold 5 4 7 24 10 18 6 13 5 Vacant Properties Sold 5 2 2 — 1 5 1 6 1 Rent Coverage Ratio 0.5x 13.2x 3.6x 7.9x 3.2x 0.8x 1.8x 0.5x $4,783 $16,973 $60,449 $24,338 $46,193 $11,455 $48,083 $10,175 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 D is po si tio n A ct iv ity ($ 00 0s )1

Investor Presentation and Supplemental Information | June 202616 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Leasing Summary Same-Store Analysis 242, 242, 242 Same-Store Portfolio Performance¹ Contractual Cash Rent ($000s)² % Type of Business 1Q'25 1Q'26 Change Service $ 83,832 $ 84,642 1.0% Experience 13,269 13,722 3.4% Industrial 3,654 3,753 2.7% Retail 3,525 3,576 1.4% Total Same-Store Rent $ 104,280 $ 105,693 1.4% 1.4% 1.4% 1.4% 1.5% 1.4% 1.6% 1.6% 1.4% 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 —% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 1. All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is January 1, 2025 through March 31, 2026. The same-store portfolio for 1Q'26 is comprised of 2,023 properties and represents 72% of our total portfolio as measured by contractual cash rent and interest divided by our cash ABR at March 31, 2026. 2. The amount of cash rent and interest our tenants are contractually obligated to pay per the in-place lease or mortgage as of March 31, 2026; excludes (i) percentage rent that is subject to sales breakpoints per the lease and (ii) redevelopment properties in a free rent period Trailing 8 Qtr. Avg. Same-Store Rent Growth¹

Investor Presentation and Supplemental Information | June 202617 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 ≥ 2.00x: 68.3% Not Reported 0.6% 1.50x to 1.99x: 16.5% 1.00x to 1.49x: 11.2% < 1.00x: 3.4% % o f C as h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR C C C + B - B B + B B - B B B B + B B B - B B B B B B + A - A A + A A - —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% % o f C as h A B R < 1.00x 1.00 to 1.49x 1.50 to 1.99x ≥ 2.00x NR 20 26 20 27 20 28 20 29 20 30 20 31 20 32 20 33 20 34 20 35 20 36 20 37 20 38 20 39 20 40 A fte r —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 46% Portfolio Summary Portfolio Health Tenant Financial Reporting Requirements % of Cash ABR by Unit-Level Coverage Tranche1 Unit-Level Coverage by Lease ExpirationUnit-Level Coverage by Tenant Credit2 Note: ‘NR’ means not reported. 1. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. 2. The chart illustrates the portions of annualized base rent as of March 31, 2026 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Rent Coverage Ratio (x) Reporting Requirements % of Cash ABR Unit-Level Financial Information 99.0% Corporate-Level Financial Reporting 98.6% Both Unit-Level and Corporate-Level Financial Information 98.4% No Financial Information 0.4% Rent Coverage Ratio (x) Expiring through 2028: 2.8% of ABR, 3.2x coverage

Investor Presentation and Supplemental Information | June 202618 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Leasing Summary Leasing Expiration Schedule, Lease Renewal Activity and Statistics 242, 242, 242 1. Expiration year of contracts in place as of March 31, 2026 and excludes any tenant option renewal periods that have not been exercised. 2. Property count includes 150 properties that secure mortgage loans receivable, but excludes seven vacant properties and one undeveloped land parcel. 3. Weighted by cash ABR as of March 31, 2026. 4. New cash ABR reflects full lease rental rate without giving effect to free rent or discounted rent periods. 5. New cash ABR divided by total cash ABR as of March 31, 2026. Annual Lease Expiration by Cash ABR Leasing Activity – Trailing 12 Months Leasing Statistics Lease Terminated Leases Re-Leased Total $(000)s Renewals Without Vacancy After Vacancy Leasing Prior Cash ABR $ 1,534 $ 4,775 $ 377 $ 6,687 New Cash ABR4 1,587 3,852 184 5,623 Recovery Rate 103.4% 80.7% 48.8% 84.1 % Number of Properties 11 21 3 35 Average Months Vacant — — 6.1 — % of Total Cash ABR5 0.3% 0.7% — % 1.0 % Vacant Properties at December 31, 2025 6 Expiration Activity — Lease Termination 3 (Vacant Property Sales) (1) (Leasing Activity) (1) Vacant Properties at March 31, 2026 7 Cash ABR % of # of Wgt. Avg. Year1 ($000)s Cash ABR Properties2 Coverage3 2026 $ 5,397 0.9% 29 3.0x 2027 6,118 1.0% 41 3.7x 2028 4,562 0.8% 17 2.9x 2029 11,279 1.9% 122 4.7x 2030 6,006 1.0% 56 3.7x 2031 11,109 1.9% 58 3.0x 2032 13,588 2.3% 45 4.0x 2033 6,516 1.1% 26 3.1x 2034 29,056 5.0% 188 5.0x 2035 20,321 3.5% 122 3.8x 2036 38,613 6.6% 160 3.6x 2037 23,458 4.0% 121 3.7x 2038 51,560 8.8% 190 4.3x 2039 43,169 7.5% 176 3.6x 2040 46,885 8.0% 166 4.4x 2041 22,500 3.9% 99 2.4x 2042 24,825 4.2% 115 3.0x 2043 49,530 8.5% 183 2.3x 2044 47,627 8.2% 166 2.7x 2045 71,259 12.2% 200 3.0x Thereafter 50,788 8.7% 129 4.1x Total $ 584,166 100.0% 2,409 3.5x

Investor Presentation and Supplemental Information | June 202619 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Leverage & Liquidity

Investor Presentation and Supplemental Information | June 202620 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 M at ur in g P rin ci pa l B al an ce ($ m m ) $430 $400 $450 $550 $400 $400 Unsecured Term Loans Public Unsecured Bonds Revolving Credit Facility 2026 2027 2028 2029 2030 2031 2035 $— $200 $400 $600 $800 $1,000 3.8x 3.5x 3.8x 3.4x 3.5x 3.8x 3.8x 3.5x 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x Conservative and Flexible Debt Structure Investment Grade Balance Sheet with Strong Credit Profile 242, 242, 242 1. Pro forma adjustments made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled on March 31, 2026. 2. Cash Adjusted EBITDAre divided by cash interest expense for the three months ended March 31, 2026. 3. As of March 31, 2026. 4. See prior period disclosures for further details on pro forma adjustments. • Well-Laddered Maturities: Weighted avg. maturity 4.0 yrs • Low-Cost Debt Structure: Weighted avg. interest rate 4.22% • Low Leverage1: PF Net Debt / Adjusted EBITDAre 3.5x • High Cash Flow Coverage2: Fixed Charge Coverage 4.7x • 100% Unsecured Balance Sheet: Asset base 100% Measure Actual3 Aggregate Debt <=60% 35 % Debt Service >=1.50x 4.8x Maintenance of Total Unencumbered Assets >=150% 287 % Secured Debt <=40% — % Consistently Conservative Leverage Credit Highlights Minimal Near-Term Debt Maturities Unsecured Senior Note Covenants (PF Net Debt as %age of Annualized Adjusted EBITDAre)4 Leverage Position Supporting External Growth 1

Investor Presentation and Supplemental Information | June 202621 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Consistently Strong Liquidity to Fund Growth ($mm) Strong Liquidity to Drive Leading AFFO/sh Growth $1.5B of Liquidity and Balance Sheet Capacity to Support External Growth Aspirations 242, 242, 242 ($mm) 1Q'26 Pro Forma 1Q'261 Cash $ 16.2 $ 456.8 Unused Revolver Capacity 900.0 1,000.0 Forward Equity - Unsettled 540.6 — Total Available Liquidity $ 1,456.8 $ 1,456.8 1. Pro forma adjustments made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled on March 31, 2026. Strong Liquidity to Near-Term Investment Opportunities $698 $1,148 $1,426 $1,457 $1,329 $1,424 $1,403 $1,457 Total Liquidity Investment Volume 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 $— $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600

Investor Presentation and Supplemental Information | June 202622 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Peer Comparison

Investor Presentation and Supplemental Information | June 202623 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Source: Public filings and press releases. Note: Data based on reported filings for period ending March 31, 2026, not adjusted for post quarter-end subsequent events. ‘NR’ means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable. 1. Designations entitled “other” are counted as one industry, even though the “other” segment could represent multiple industries. 2. Investment value includes land and improvements, building and improvements, lease incentives, CIP, intangible lease assets, loans and direct financing lease receivables and real estate investments held for sale, all at cost. 3. EPRT, GTY and O coverage based on four-wall. Differentiated Net Lease Investment Opportunity Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers Strong Unit-Level Coverage3 & Transparency Service-Oriented & Experience-Based Industries Limited Intermediate-Term Lease Maturities 242, 242, 242 (% of ABR) (% of Rent Expiring through 2028) Less Reliance on Top 10 Tenancy – Fungible Properties (% of ABR) 16% 18% 21% 24% 29% 33% 35% 60% 62% EPRT WPC BNL O NNN NTST ADC GTY FCPT 99% 92% 86% 70% 39% 37% 28% 22% 9% GTY EPRT FCPT NNN O NTST ADC BNL WPC 5.1x 3.5x 3.2x 2.5x FCPT EPRT BNL GTY O ADC NNN NTST WPC Total Number of Tenant Industries1 % Unit-Level Financial Reporting Average Investment Per Property ($mm)2 Weighted Average Lease Term (# of Years) NR NR NR NR 3% 7% 7% 10% 11% 12% 14% 17% 22% EPRT GTY NTST WPC ADC NNN BNL O FCPT 6 18 4 37 92 28 32 57 26 $3.1 $12.2 $8.1 $4.8 $3.1 $3.6 $3.9 $2.1 $2.8 63% 99% 13% 74% NR NR NR NR NR 14.6 10.1 10.2 12.1 7.8 10.1 9.5 8.7 6.7 NR

Investor Presentation and Supplemental Information | June 202624 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Source: Public filings, FactSet and S&P Capital IQ. Note: Market data as of May 28, 2026. Data based on reported filings for period ending March 31, 2026, not adjusted for post quarter-end subsequent events. Assumes exercise of remaining forward contracts, where applicable. 1. 2026E AFFO per share multiple calculated using current price per share and FactSet mean 2026E AFFO per share estimates. 2. 2026E AFFO per share growth is calculated using FactSet mean 2026E AFFO per share estimates and 2025A AFFO per share. 3. Based on consensus NAV per S&P Capital IQ. 4. Companies may define annualized adjusted EBITDAre differently. Accordingly, data for these companies and EPRT may not be comparable. 3.2x 3.5x 3.5x 4.2x 4.9x 5.0x 5.3x 5.6x 5.8x NTST ADC EPRT GTY O FCPT WPC NNN BNL 2026E AFFO per Share Multiple1 2026E AFFO per Share Growth2 242, 242, 242 Relative Valuation, Growth and Leverage Compelling Valuation, Projected AFFO/sh Growth Relative to Net Lease Peers, and Conservative Leverage Net Debt + Preferred / EBITDAre (Net Debt plus Preferred-to-Annualized Adjusted EBITDAre4) 8.1% 5.5% 5.5% 5.0% 4.6% 3.9% 3.3% 3.2% 3.2% EPRT ADC NTST WPC BNL GTY NNN O FCPT 16.3x 15.2x 14.6x 14.2x 14.0x 13.6x 13.1x 13.0x 12.6x ADC EPRT NTST WPC O FCPT BNL GTY NNN Premium / Discount to NAV3 18% 11% 10% 6% 5% 3% —% —% (4)% WPC EPRT ADC NTST BNL O GTY NNN FCPT

Investor Presentation and Supplemental Information | June 202625 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Commitment to ESG

Investor Presentation and Supplemental Information | June 202626 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Governance • Leading governance practices, Board accountability, strong board diversity, required minimum stock ownership, published compensation clawback policy, and no hedging or pledging • Industry recognized investor engagement and disclosure practices Environmental, Social and Governance Strong Governance and Innovative Approach to Sustainability Environmental Social Implementing sustainability upgrades at our properties to positively impact our tenants’ profitability and prospects for success • Providing dynamic work environment, rewarding work experience and career development for our team • Providing positive work environment, valuing equal opportunity and fair employment practices • Strive to offer our employees attractive and equitable compensation and healthy work/ life balance • Providing our employees with outlets to pursue professional development and civic engagement 30% Racial/Ethnic Diversity 38% Women 35% Racial/Ethnic Diversity 55% Women Total Company Non-Executive Management 73%1 Green Leases 1. Measured by number of properties acquired over the trailing 12 months 2020-2025 Champion of Board Diversity Avg. Tenure 6.0 yrs. 7 Independent Directors 50% Women 13% Racial/Ethnic Diversity Investing in Green Leases88% Independent Low Tenure Strong Diversity 2023 Silver Winner of Investor CARE Award Is now our standard lease form and it provides us with contractual rights to install sustainability improvements at our properties and receive annual utility billing/ usage data. The EPRT Green Lease 2024 Corporate Board Diversity Award

Investor Presentation and Supplemental Information | June 202627 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Financials

Investor Presentation and Supplemental Information | June 202628 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $93 and $207 for the three months ended March 31, 2026 and 2025, respectively. 2. Includes reimbursable income or reimbursable expenses from the Company's tenants of $803 and $1,529 for the three months ended March 31, 2026 and 2025, respectively. Three Months Ended March 31, (unaudited, in thousands, except share and per share data) 2026 2025 Revenues: Rental revenue1,2 $ 149,392 $ 121,792 Interest on loans and direct financing lease receivables 8,627 7,525 Other revenue, net 779 37 Total revenues 158,798 129,354 Expenses: General and administrative 12,327 11,543 Property expenses2 1,495 2,257 Depreciation and amortization 43,189 34,993 Provision for impairment of real estate 16,830 5,883 Change in provision for loan losses 622 44 Total expenses 74,463 54,720 Other operating income: Gain on dispositions of real estate, net 5,312 4,984 Income from operations 89,647 79,618 Other (expense)/income: Interest expense (29,947) (23,793) Interest income 410 614 Income before income tax expense 60,110 56,439 Income tax expense 160 158 Net income 59,950 56,281 Net income attributable to non-controlling interests (158) (173) Net income attributable to stockholders $ 59,792 $ 56,108 Basic weighted-average shares outstanding 210,177,842 188,460,600 Basic net income per share $ 0.28 $ 0.30 Effects of dilutive securities: OP Units and vested LTIP Units 569,209 553,847 Unvested RSUs and LTIP Units 647,037 821,147 Forward sales 670,761 1,119,509 Diluted weighted-average shares outstanding 212,064,849 190,955,103 Diluted net income per share $ 0.28 $ 0.29 Financial Summary Consolidated Statements of Operations 242, 242, 242

Investor Presentation and Supplemental Information | June 202629 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Financial Summary Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) 1. Includes non-core technology expenses during the three months ended March 31, 2026. 2. Calculations exclude $362 and $226 from the numerator for the three months ended March 31, 2026 and 2025, respectively, related to dividend equivalents and distributions paid on unvested restricted stock units and LTIP units. 242, 242, 242 Three Months Ended March 31, (unaudited, in thousands except per share amounts) 2026 2025 Net income $ 59,950 $ 56,281 Depreciation and amortization of real estate 43,130 34,950 Provision for impairment of real estate 16,830 5,883 Gain on dispositions of real estate, net (5,312) (4,984) Funds from Operations 114,598 92,130 Non-core expense (income)1 48 — Core Funds from Operations 114,646 92,130 Adjustments: Straight-line rental revenue, net (15,365) (10,973) Non-cash interest 1,441 1,278 Non-cash compensation expense 4,165 3,968 Other amortization expense 286 252 Other non-cash adjustments 1,192 272 Capitalized interest expense (561) (1,226) Adjusted Funds from Operations $ 105,804 $ 85,701 Net income per share2: Basic $ 0.28 $ 0.30 Diluted $ 0.28 $ 0.29 FFO per share2: Basic $ 0.54 $ 0.49 Diluted $ 0.54 $ 0.48 Core FFO per share2: Basic $ 0.54 $ 0.49 Diluted $ 0.54 $ 0.48 AFFO per share2: Basic $ 0.50 $ 0.45 Diluted $ 0.50 $ 0.45

Investor Presentation and Supplemental Information | June 202630 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Financial Summary Consolidated Balance Sheets 242, 242, 242 (in thousands, except share and per share amounts) March 31, 2026 December 31, 2025 ASSETS (Unaudited) (Audited) Investments: Real estate investments, at cost: Land and improvements $ 2,304,672 $ 2,200,829 Building and improvements 4,560,633 4,388,959 Lease incentives 23,747 24,154 Construction in progress 57,200 49,881 Intangible lease assets 113,720 99,217 Total real estate investments, at cost 7,059,972 6,763,040 Less: accumulated depreciation and amortization (653,968) (612,674) Total real estate investments, net 6,406,004 6,150,366 Loans and direct financing lease receivables, net 447,690 401,323 Real estate investments held for sale, net 18,215 2,635 Net investments 6,871,909 6,554,324 Cash and cash equivalents 15,176 60,181 Restricted cash 993 10,184 Straight-line rent receivable, net 211,507 191,008 Derivative assets 7,161 7,861 Rent receivables, prepaid expenses and other assets, net 46,377 39,465 Total assets $ 7,153,123 $ 6,863,023 LIABILITIES AND EQUITY Unsecured term loans, net of deferred financing costs $ 1,725,991 $ 1,725,010 Senior unsecured notes, net 787,105 786,708 Revolving credit facility 100,000 — Intangible lease liabilities, net 13,832 10,766 Dividend payable 67,576 65,391 Derivative liabilities 17,070 26,226 Accrued liabilities and other payables 44,495 41,028 Total liabilities 2,756,069 2,655,129 Commitments and contingencies — — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of 3/31/26 and 12/31/25 — — Common stock, $0.01 par value; 500,000,000 authorized; 216,245,955 and 209,702,433 issued and outstanding as of 3/31/26 and 12/31/25, respectively 2,162 2,097 Additional paid-in capital 4,524,463 4,328,137 Distributions in excess of cumulative earnings (124,773) (109,261) Accumulated other comprehensive (loss) income (12,427) (20,979) Total stockholders' equity 4,389,425 4,199,994 Non-controlling interests 7,629 7,900 Total equity 4,397,054 4,207,894 Total liabilities and equity $ 7,153,123 $ 6,863,023

Investor Presentation and Supplemental Information | June 202631 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 242, 242, 242 1. Adjustment is made to reflect EBITDAre, NOI and Cash NOI as if all re-leasing activity, investments in and dispositions of real estate and loan repayments completed during the three months ended March 31, 2026 had occurred on January 1, 2026. 2. Adjustment is made to i) exclude non-core adjustments made in computing Core FFO, if any, ii) exclude changes in our provision for credit losses and iii) eliminate the impact of seasonal fluctuation in certain non-cash compensation expense recorded in the period. 3. Adjustment excludes lease termination or loan prepayment fees and contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease, if any. Three Months Ended (unaudited, in thousands) March 31, 2026 Net income $ 59,950 Depreciation and amortization 43,189 Interest expense 29,947 Interest income (410) Income tax expense 160 EBITDA 132,836 Provision for impairment of real estate 16,830 Gain on dispositions of real estate, net (5,312) EBITDAre 144,354 Adjustment for current quarter re-leasing, acquisition and disposition activity1 3,930 Adjustment for other non-core and non-recurring activity2 1,518 Adjustment to exclude termination/prepayment fees and certain percentage rent3 (761) Adjusted EBITDAre - Current Estimated Run Rate 149,041 General and administrative 11,215 Adjusted net operating income ("NOI") 160,256 Straight-line rental revenue, net1 (15,391) Other amortization expense 286 Adjusted Cash NOI $ 145,151 Annualized EBITDAre $ 577,416 Annualized Adjusted EBITDAre $ 596,164 Annualized Adjusted NOI $ 641,024 Annualized Adjusted Cash NOI $ 580,604

Investor Presentation and Supplemental Information | June 202632 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 1. Rates presented for our term loans are fixed at the stated rates after giving effect to our interest rate swaps plus applicable margin of 85bps. 2. Weighted average maturity calculation is made after giving effect to extension options exercisable at our election. 3. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $1.0 billion and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $1.0 billion. Borrowings bear interest at Term SOFR plus applicable margin of 77.5bps. 4. Includes 216,245,955 shares of common stock outstanding and 572,787 OP units and vested LTIP Units held by non-controlling interests. 5. Pro forma adjustments have been made to reflect the unsettled portion of shares sold on a forward basis as if they had been physically settled for cash on March 31, 2026. Financial Summary Market Capitalization, Debt Summary and Leverage Metrics 242, 242, 242 (dollars in thousands, except share and per share amounts) March 31, 2026 Rate Wtd. Avg. Maturity Unsecured debt: February 2027 term loan1 $ 430,000 2.26% 0.9 years January 2028 term loan1 400,000 4.51% 1.8 years February 2029 term loan1,2 450,000 5.25% 2.9 years January 2030 term loan1,2 450,000 4.67% 3.8 years Senior unsecured notes due July 2031 400,000 3.12% 5.3 years Senior unsecured notes due December 2035 400,000 5.40% 9.7 years Revolving credit facility maturing February 20302,3 100,000 4.46% 3.9 years Total unsecured debt 2,630,000 4.22% 4.0 years Gross debt 2,630,000 Less: cash & cash equivalents (15,176) Less: restricted cash available for future investment (993) Net debt 2,613,831 Equity: Preferred stock — Common stock, OP Units & vested LTIP Units (216,818,742 shares @ $30.36/share as of 3/31/26)4 6,582,617 Total equity 6,582,617 Total enterprise value ("TEV") $ 9,196,448 Pro forma adjustments to Net Debt and TEV:5 Net debt $ 2,613,831 Less: Unsettled forward equity (17,695,008 shares @ $30.55/share as of 3/31/26) (540,582) Pro forma net debt 2,073,249 Total equity 6,582,617 Common stock — unsettled forward equity (17,695,008 shares @ $30.36/share as of 3/31/26) 537,220 Pro forma TEV $ 9,193,086 Gross Debt / Undepreciated Gross Assets 33.7% Net Debt / TEV 28.4% Net Debt / Annualized Adjusted EBITDAre 4.4x Pro Forma Gross Debt / Undepreciated Gross Assets 31.5% Pro Forma Net Debt / Pro Forma TEV 22.6% Pro Forma Net Debt / Annualized Adjusted EBITDAre 3.5x

Investor Presentation and Supplemental Information | June 202633 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Glossary

Investor Presentation and Supplemental Information | June 202634 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Glossary Supplemental Reporting Measures 242, 242, 242 FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight- line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization expense, other non-cash adjustments and capitalized interest expense. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation and Supplemental Information | June 202635 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 Glossary Supplemental Reporting Measures 242, 242, 242 We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding cash and cash equivalents and restricted cash deposits held for the benefit of lenders from gross debt, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight- line rental revenue and other amortization and non-cash adjustments. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Investor Presentation and Supplemental Information | June 202636 254, 192, 59 75, 108, 127 146, 204, 238 0, 0, 0 38, 169, 224 153, 223, 227 GAAP Cap Rate GAAP Cap Rate means expected annual rental and interest income computed in accordance with GAAP, plus principal payments on leasehold interest loans, at the time of investment divided by the gross investment in the property, including transactions costs. Cash Cap Rate Cash Cap Rate means expected annual contractually specified cash rent and interest at the time of investment or disposition divided by the gross investment or sale price, as applicable, for the property, including transaction costs. Weighted Average Annual Escalation Weighted average annual escalation rate means the entire portfolio reflects as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Glossary Supplemental Reporting Measures 242, 242, 242 Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date.